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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): June 6, 2019
_____________________
LivePerson, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 609-4200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	LPSN	The Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

LivePerson, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2019 (the “Annual Meeting”). As of April 22, 2019, the record date for the Annual Meeting, there were a total of 64,830,366 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 54,306,780 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected the following Class I director nominees to serve on the Company’s Board of Directors until the 2022 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, with the following voting results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jill Layfield	32,711,093	14,501,265	7,094,422

Director	Votes For	Votes Withheld	Broker Non-Votes
William G. Wesemann	31,799,793	15,412,565	7,094,422

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019 with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,909,466	295,743	101,571	—

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,133,278	16,926,819	152,261	7,094,422

At the Annual Meeting, the stockholders also approved the LivePerson, Inc. 2019 Stock Incentive Plan with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,296,220	4,893,637	22,501	7,094,422

At the Annual Meeting, the stockholders also approved the LivePerson, Inc. 2019 Employee Stock Purchase Plan with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,577,814	599,827	34,717	7,094,422

At the Annual Meeting, the stockholders also approved the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
50,816,231	1,816,239	1,674,310	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: June 11, 2019

	By:	/s/ Monica L. Greenberg
Monica L. Greenberg Executive Vice President, Corporate Development, Strategic Alliances and General Counsel